SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 30, 2003

MENTOR CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	0-7955	41-0950791
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

201 Mentor Drive
Santa Barbara, California 93111
(Address of principal executive offices)

Registrant's telephone number, including area code:
(805) 879-6000

ITEM 7.    Exhibits.

(c)              The following exhibit is being furnished herewith:

                  Exhibit No.        Exhibit Description

                  99                     Press Release, dated July 30, 2003, issued by Mentor Corporation.

ITEM 12. Results of Operations and Financial Condition.

The purpose of this current report on Form 8-K is to furnish, as required by Item 12 of Form 8-K, the press release in connection with the fiscal 2004 first quarter results of operations issued by Mentor Corporation on July 30, 2003.  The release is attached hereto as Exhibit 99.

The information contained in this Item 12 and the exhibit hereto are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            MENTOR CORPORATION

Date:  July 30, 2003                               /s/CHRISTOPHER J. CONWAY

                                                            Christopher J. Conway, Chairman

                                                            Chief Executive Officer and President

Date:  July 30, 2003                               /s/ADEL MICHAEL

                                                            Executive Vice President

                                                            Chief Financial Officer